Long-Term Investments	12 Months Ended
Sep. 30, 2012
Long-Term Investments [Abstract]
Long Term Debt [Text Block]

Note 8 – Long-Term Investments

(a)	The Cash Store Australia Holdings Inc. (“AUC”)

The Company owns 3,000,000 shares, or approximately 18.3% of the outstanding common shares of AUC, acquired at a price of $0.06 per share. The carrying amount of this investment is $nil (2011 - $nil). At September 30, 2012, the aggregate quoted market value of the Company’s investment in AUC was $570.

(b)	RTF Financial Holdings Inc. (“RTF”)

The Company owns 6,000,000 shares, or approximately 15.7%, of RTF acquired at a price of $0.06 per share. The carrying amount of this investment is $nil (2011 - $nil). No aggregate quoted market value of the Company’s investment in RTF exists as the company is not publicly traded.